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                                                                     EXHIBIT 4.4
                                                                     -----------

                       THE GOODYEAR TIRE & RUBBER COMPANY
                                STOCK OPTION PLAN
                                       FOR
            HOURLY BARGAINING UNIT EMPLOYEES AT DESIGNATED LOCATIONS


1.       GENERAL PROVISIONS.

         (a) ADOPTION; EFFECTIVE DATE. The Plan has been adopted by the Board of Directors of The Goodyear Tire & Rubber Company on and effective as of December 4, 2000.

         (b) PURPOSE. The purpose of the Plan is to grant options to purchase shares of the Common Stock of the Company to eligible hourly employees of the Company and designated domestic subsidiaries at Designated Locations who are members of one or more of the local unions of the United Steelworkers of America, thereby strengthening the common interests of the shareholders of the Company and such employees in the long term growth, profitability and success of the Company.

         (c) TERM. The Plan shall remain in effect until September 30, 2001, unless sooner terminated by the Board of Directors. Termination of the Plan shall not affect stock options granted under the Plan which are then outstanding.

2. DEFINITIONS. For the purposes of the Plan, the following terms shall have the following meanings.

         (a) "ACTIVE EMPLOYEE" means a full-time hourly employee of the Company or a Designated Subsidiary who is also a member of, and/or represented by, one or more of the Local Unions and is, on the relevant date, on the active payroll of the Company or a Designated Subsidiary.

         (b) "AVERAGE ANNUAL HOURS WORKED" means, with respect to the period and to the Eligible Employee in respect of which a determination thereof is being or to be made, the average of the hours worked by such Eligible Employee during the two years (i) ended October 31 in the three year period ended October 31, 2000 (in the case of a determination made pursuant to Section 5 (a) of the Plan) or (ii) ended August 31 in the three year period ended August 31, 2001 (in the case of a determination made pursuant to Section 5(b) of the Plan), during which the Eligible Employee worked the most hours. In respect of each Eligible Employee who has a continuous service date as a Bargaining Unit Employee that is less than two years and more than six months prior to October 31, 2000 or August 31, 2001, as the case may be, the hours worked for the year during which his or her continuous service date occurs shall be determined by annualizing the average hours worked by such Eligible Employee during each full calendar month during the period beginning on his or her continuous service date and ending on the next following October 31 or August 31, as the case may be. If the continuous service date of the Eligible Employee is one year or less, but more than six (6) months, prior to October 31, 2000 or August 31, 2001, as the case may be, then the "Average Annual Hours Worked" shall be equal to the actual hours worked in the case of a full year or the annualized average hours worked, determined as provided in the

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                  preceding sentence, in the case of a partial year.

         (c) "BARGAINING UNIT AGREEMENT" means any of, and "BARGAINING UNIT AGREEMENTS" means and includes all of, the Company-Wide Agreement (including the related Supplemental Agreement(s)), the Fayetteville Agreement, the Freeport Agreement, the Tyler Agreement, the Buffalo General Agreement, and the Huntsville General Agreement, as the case may be, each as in effect on and as of December 4, 2000.

         (d) "BARGAINING UNIT EMPLOYEE" means any person who, at the relevant time, is (i) an Employee of the Company or a Designated Domestic Subsidiary at one of the Designated Locations and (ii) a member of, and/or represented by, the Local Union representing Employees at such Designated Location.

         (e)      "BOARD OF DIRECTORS" means the Board of Directors of the
                  Company.

         (f) "BUFFALO GENERAL AGREEMENT" means the General Agreement, dated and effective as of October 25, 2000, between Goodyear Dunlop Tires North America, Ltd and Local Union No. 135 of the USWA, as in effect on and as of December 4, 2000.

         (g) "CODE" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute thereto, together with the published rulings, regulations and interpretations duly promulgated thereunder.

         (h) "COMMON STOCK" means the Common Stock, without par value, of the Company, or any security issued by the Company in substitution or exchange therefore or in lieu thereof.

         (i) "COMPANY" means The Goodyear Tire & Rubber Company, an Ohio corporation, or any successor corporation.

         (j) "COMPANY-WIDE AGREEMENT" means the Agreement, dated effective October 25, 2000, together with the "Supplemental Agreement" relating to a Designated Location among the Company, the USWA and the relevant Local Union (or Unions, as the case may be), as in effect on and as of December 4, 2000.

         (k) "DESIGNATED LOCATION" means any of, and "DESIGNATED LOCATIONS" means two or more or all of, the tire and/or rubber products manufacturing facilities of the Company and its Designated Subsidiaries at the following locations: Akron (Plant 2),
                  Ohio: Gadsden, Alabama; St. Marys, Ohio; Lincoln, Nebraska; Topeka, Kansas; Danville, Virginia; Marysville, Ohio; Union City, Tennessee; Sun Prairie, Wisconsin; Fayetteville, North Carolina; Freeport, Illinois; Tyler, Texas; Buffalo, New York; and Huntsville, Alabama.

         (l) "DESIGNATED SUBSIDIARY" means any of, and "DESIGNATED SUBSIDIARIES" means any two or more or all of, Goodyear Dunlop Tires North America, Ltd., an Ohio limited liability company, and any successor entity, and any other domestic corporation or other entity so designated in writing by the Board of Directors.

         (m) "ELIGIBLE EMPLOYEE" means any person who (i) satisfies the eligibility criteria set forth at Section 6(a) of the Plan at December 4, 2000, or (ii) satisfies the eligibility

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                  criteria set forth at Section 6(b) of the Plan at September 3,
                  2001.

         (n) "EMPLOYEE" means each person who, at the relevant time, is on the active payroll of, or on Layoff or a Leave of Absence from, an Employer at one of the Designated Locations.

         (o)      "EMPLOYER" means the Company and/or a Designated Subsidiary.

         (p) "FAIR MARKET VALUE" means, in respect of any date on or as of which a determination thereof is being or to be made, the average of the high and low per share sale prices of the Common Stock reported on the New York Stock Exchange Composite Transaction tape on such date, or, if the Common Stock was not traded on such date, on the next day on which sales of the shares of the Common Stock were reported on the New York Stock Exchange Composite Transactions tape.

         (q) "FAYETTEVILLE AGREEMENT" means the Agreement, dated and effective as of October 25, 2000, between the Company (as the successor to the Kelly-Springfield Tire Company) and Local Union No. 959 of the USWA, as in effect on and as of December 4, 2000.

         (r) "FREEPORT AGREEMENT" means the Agreement, dated and effective as of October 31, 2000, between the Company (as the successor to The Kelly-Springfield Tire Company) and Local Union No. 745 of the USWA, as in effect on and as of December 4, 2000.

         (s) "GRANTEE" means any Eligible Employee of the Company who is granted a Stock Option under the Plan and has entered into a grant agreement in respect of such Stock Option, which Stock Option remains outstanding.

         (t) "HUNTSVILLE GENERAL AGREEMENT" means the General Agreement, dated and effective as of October 25, 2000, between Goodyear Dunlop Tires North America, Ltd and Local Union No. 915 of the USWA, as in effect on and as of December 4, 2000.

         (u) "LAYOFF" shall mean: (i) with respect to Bargaining Unit Employees covered by the Company-Wide Agreement, a layoff with recall rights as described at Section 1(a) of Article X of the Company-Wide Agreement (and at any applicable section of the relevant "Supplemental Agreement"); (ii) with respect to Bargaining Unit Employees covered by the Fayetteville Agreement, a layoff with recall rights as described at Section 8 of Article VII of the Fayetteville Agreement; (iii) with respect to Bargaining Unit Employees covered by the Freeport Agreement, a layoff with recall rights as described at Section 8 of Article VII of the Freeport Agreement; (iv) with respect to Bargaining Unit Employees covered by the Tyler Agreement, a layoff with recall rights as described at Section 13 and
                  Section 14 of Article VII of the Tyler Agreement; (v) with respect to Bargaining Unit Employees covered by the Buffalo General Agreement, a layoff with recall rights as described at Sections 7.08 through 7.15, inclusive, of Article VII of the Buffalo General Agreement; and (vi) with respect to Bargaining Unit Employees covered by the Huntsville General Agreement, a layoff with recall rights as described at Sections 9.09 and
                  9.10 of the Huntsville Agreement.

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         (v)      "LEAVE OF ABSENCE" shall mean: (i) with respect to Bargaining
                  Unit Employees covered by the Company-Wide Agreement, a leave of absence authorized by the Employer as provided for by the provisions of Section 1(b) of Article X of the Company-Wide Agreement (and at any applicable section of the relevant "Supplemental Agreement"); (ii) with respect to Bargaining Unit Employees covered by the Fayetteville Agreement, a leave of absence authorized by the Employer as provided for by the provisions of Section 3 of Article VII of the Fayetteville Agreement; (iii) with respect to Bargaining Unit Employees covered by the Freeport Agreement, a leave of absence authorized by the Employer as provided for by the provisions of Section 4 of Article VII of the Tyler Agreement; (v) with respect to Bargaining Unit Employees covered by the Buffalo General Agreement, a leave of absence authorized by the Employer as provided for by the provisions of Section 7.18 of the Buffalo General Agreement; and (vi) with respect to Bargaining Unit Employees covered by the Huntsville General Agreement, a leave of absence authorized by the Employer as provided for by the provisions of Section 9.11 of the Huntsville General Agreement.

         (w) "LOCAL UNION" means any one of , and "LOCAL UNIONS" means any two or more or all of, the local unions of the United Steelworkers of America, A.F.L-C.I.O.-C.L.C. representing certain Employees of the Employers at the respective Designated Locations listed below:

                  Designated Location                         Local Union
                  -------------------                         -----------
                  Akron, Ohio                                 Local 2
                  Gadsden, Alabama                            Local 12
                  Tonawonda (Buffalo), New York               Local 135
                  St Marys, Ohio                              Local 200
                  Lincoln, Nebraska                           Local 286
                  Topeka, Kansas                              Local 307
                  Freeport, Illinois                          Local 745
                  Tyler, Texas                                Local 746
                  Danville, Virginia                          Local 831
                  Marysville, Ohio                            Local 843
                  Union City, Tennessee                       Local 878
                  Designated Location                         Local Union
                  -------------------                         -----------
                  Sun Prairie, Wisconsin                      Local 904
                  Huntsville, Alabama                         Local 915
                  Fayetteville, North Carolina                Local 959

         (x) "P&I AGREEMENT" means any of the, and "P&I AGREEMENTS" means and includes any two or more or all of, the following agreements: (i) the Pension, Insurance and Service Award Agreement, dated effective October 25, 2000, among the Company the USWA and Local Unions Nos. 2, 12, 200, 286, 307, 831, 843,
                  878 and 904 (the "Goodyear P&I Agreement"); (ii) the Pension, Insurance and Service Award Agreement, dated effective May 9, 1997 (as amended), between the Company (as the successor of The Kelly-Springfield Tire Company), the USWA and Local Union No. 959 (the "Fayetteville P&I Agreement"), (iii) the Pension, Insurance and Service Award Agreement, dated September 7, 1997 (as amended), between the Company, the USWA and Local Union No. 746 (the "Tyler P&I

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                  Agreement"), (iv) the Pension, Insurance and Service Award
                  Agreement, dated May 9, 1997 (as amended), between the Company, the USWA and Local Union No. 745 (the "Freeport P&I Agreement"), (v) the Agreement on Pension, Service Award and Insurance Benefits between Goodyear Dunlop Tires North America, Ltd. and Local Union No. 135, dated October 27, 2000 (the "Buffalo P&I Agreement"); and (vi) the Agreement for Pension, Service Award and Insurance Benefits between Goodyear Dunlop Tires North America, Ltd. and Local Union No. 915, dated October 27, 2000 (the "Huntsville P&I Agreement").

         (y) "PLAN" means The Goodyear Tire & Rubber Company Stock Option Plan for Hourly Bargaining Unit Employees at Designated Locations.

         (z) "RETIREMENT" shall, for the purposes of the Plan, be deemed to have occurred with respect to any Grantee when such Grantee ceases to be an Employee of an Employer and is entitled to receive a Normal Retirement Pension, a Disability Retirement Pension or an Early Retirement Pension in accordance with the applicable provisions of the P&I Agreement that applies to such Grantee.

         (aa) "SENIORITY STATUS" shall have the meaning specified at: (i) the first two paragraphs of Section 1 of Article X, and at subsection (d) of Section 1 of Article X, of the Company-Wide Agreement with respect to Bargaining Unit Employees covered by the Company-Wide Agreement; (ii) Article VIII of the Freeport Agreement with respect to Bargaining Unit Employees covered by the Freeport Agreement; (iii) Article VII of the Fayetteville Agreement with respect to Bargaining Unit Employees covered by the Fayetteville Agreement; (iv) Article VIII of the Tyler Agreement with respect to Bargaining Unit Employees covered by the Tyler Agreement; (v) Section 9.01 of the Huntsville General Agreement with respect to Bargaining Unit Employees covered by the Huntsville General Agreement; or (vi) Article VII of the Buffalo General Agreement with respect to Bargaining Unit Employees covered by the Buffalo General Agreement.


         (bb) "STOCK OPTION" means any option to purchase shares of Common Stock granted pursuant to the provisions of the Plan, each of which shall be a nonstatutory stock option not governed by
                  Section 421 or 422 of the Code.

         (cc) "TYLER AGREEMENT" means the Agreement, dated and effective as of October 25, 2000, between the Company and Local Union No. 746 of the USWA, as in effect on and as of December 4, 2000.

         (dd) "USWA" means the United Steelworkers of America, A.F.L.-C.I.O.-C.L.C.

3.       SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

         (a) NUMBER OF SHARES ISSUABLE UNDER THE PLAN. The maximum number of shares of Common Stock which may be issued pursuant to the Plan, subject to adjustment as provided in Section 3(b) of the Plan, shall be three million five-hundred thousand (3,500,000). The shares of Common Stock which may be issued under the Plan may be authorized and unissued shares or issued shares which have been reacquired by the Company. No fractional share of the Common Stock shall be issued under

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                  the Plan. Any fractional share of Common Stock shall be
                  settled in cash at the Fair Market Value thereof on the relevant date.

         (b) ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event of any change in the capital structure, capitalization or Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Board of Directors in its discretion may deem appropriate to reflect such change may be made with respect to: (i) the maximum number of shares of Common Stock which may be (1) issued pursuant to the Plan, and
                  (2) the subject of, or issued pursuant to, any Stock Option granted pursuant to the Plan; (ii) the number of shares of Common Stock subject to any outstanding Stock Option; (iii) the per share exercise price in respect of any outstanding Stock Option; and (iv) any other term or condition of any Stock Option affected by any such change.

4.       ADMINISTRATION.

         (a) THE COMMITTEE. The Plan shall be administered by a committee (the "Committee") to be appointed from time to time by the Board of Directors. The Committee shall be comprised of at least five members. The Executive Vice President and Chief Financial Officer, the Senior Vice President for Global Human Resources and the Senior Vice President and General Counsel of the Company shall be permanent members of the Committee. Members of the Committee shall serve at the pleasure of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. Any one or more members of the Committee may participate in a meeting by conference telephone or similar means where all persons participating in the meeting can hear and speak to each other, which participation shall constitute presence in person at such meeting. Action approved in writing by a majority of the members of the Committee then serving shall be fully as effective as if the action had been taken by unanimous vote at a meeting duly called and held. Except as may be approved by the Board of Directors, the form of grant agreement to be used in respect of each Stock Option granted under this Plan shall be as set forth at Annex I (in the case of Stock Options granted on December 4, 2000) and Annex II (in this case of Stock Options granted on September 3, 2001) to the Plan.

         (b) COMMITTEE POWERS. The Committee shall have full power and authority to administer the Plan in accordance with its terms. The powers of the Committee include, but are not limited to, the power to: (i) identify to the Board of Directors the Eligible Employees to receive Stock Options; (ii) construe and interpret the Plan and all Stock Option grant agreements and make any determination of fact incident to the operation of the Plan; (iii) promulgate, amend and rescind rules and regulations relating to the implementation, operation and administration of the Plan; (iv) delegate to other persons the responsibility for performing administrative or ministerial acts in furtherance of the Plan; (v) engage the services of persons and firms in furtherance of the Plan's activities; and
                  (vi) make all other determinations

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                  and take all other actions as the Committee may deem necessary or advisable for the administration of the Plan.

         (c) COMMITTEE'S DECISIONS FINAL. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan, and of any Stock Option grant agreement, shall be final, conclusive and binding upon all Grantees, and all persons claiming through Grantees, affected thereby.

5.       STOCK OPTIONS TO BE GRANTED.

         (a) On December 4, 2000, the Company will grant Stock Options to Eligible Employees as follows:

                  (i) Each Eligible Employee at December 4, 2000 (as defined at Section 6(a) of the Plan) whose Average Annual Hours Worked in respect of the three year period ended October 31, 2000 was more than 2,500 hours will be granted a Stock Option in respect of 200 shares of Common Stock.

                  (ii) Each Eligible Employee at December 4, 2000 (as defined at Section 6 (a) of the Plan) whose Average Annual Hours Worked in respect of the three year period ended October 31, 2000 was 2,500 hours or fewer, but not fewer than 1,500 hours, will be granted a Stock Option in respect of 160 shares of Common Stock.

                  (iii) Each Eligible Employee at December 4, 2000 (as defined at Section 6(a) of the Plan) whose continuous service date is on or after June 5, 2000 or whose Average Annual Hours Worked in respect of the three year period ended October 31, 2000 was fewer than 1,500 hours will be granted a Stock Option in respect of 120 shares of Common Stock.

         (b) On September 3, 2001, the Company will grant Stock Options to Eligible Employees as follows:

                  (i) Each Eligible Employee at September 3, 2001 (as defined at Section 6(b) of the Plan) whose Average Hours Worked in respect of the three year period ended August 31, 2001 was more than 2,500 hours will be granted a Stock Option in respect of 100 shares of Common Stock.

                  (ii) Each Eligible Employee at September 3, 2001 (as defined at Section 6(b) of the Plan) whose Average Annual Hours Worked in respect of the three year period ending August 31, 2001 was 2,500 hours or fewer, but not fewer than 1,500 hours, will be granted a Stock Option in respect of 80 shares of Common Stock.

                  (iii) Each Eligible Employee at September 3, 2001 (as defined at Section 6(b) of the Plan) whose continuous service date is on or after March 4, 2001 or whose Average Annual Hours Worked in respect of the three year period ending August 31, 2001 was fewer than 1,500 hours will be granted a Stock Option in respect of 60 shares of Common Stock.

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6.       ELGIBILITY REQUIREMENTS.

         (a) Each Employee of the Company or a Designated Subsidiary at December 4, 2000 who:

                  (i)      is a Bargaining Unit Employee; and
                  (ii)     has Seniority Status; and
                  (iii) is an Active Employee, on Layoff or on a Leave of Absence;

         shall be an "Eligible Employee" at December 4, 2000 and shall receive the grant of a Stock Option pursuant to Section 5(a) of the Plan for that number of shares indicated at Section 5(a) of the Plan, based on such Eligible Employee's Average Annual Hours Worked; provided, however, that the Stock Option granted to any Eligible Employee shall automatically terminate on July 5, 2001 if such Eligible Employee is not an Active Employee (x) for a period of at least thirty (30) consecutive calendar days during the 180-day period commencing December 5, 2000 AND (y) for a period of at least sixty (60) consecutive calendar days during the 210-day period commencing December 5, 2000 (unless such Eligible Employee is serving as a Local Union official during such period).

         (b) Each Employee of the Company or a Designated Subsidiary at September 3, 2001 who:

                  (i)      is a Bargaining Unit Employee; and
                  (ii)     has Seniority Status; and
                  (iii) is an Active Employee, on Layoff or on a Leave of Absence; and
                  (iv) was not granted a Stock Option pursuant to Section 5(a) of the Plan or was granted a Stock Option pursuant to Section 5(a) of the Plan and such Stock Option was automatically terminated on July 5, 2002 in accordance with Section 6(a) of the Plan;

         shall be an "Eligible Employee" at September 3, 2001 and shall receive a grant of a Stock Option pursuant to Section 5(b) of the Plan for that number of shares indicated at Section 5(b) of the Plan, based on such Eligible Employee's Average Annual Hours worked; provided, however, that the Stock Option granted to any Eligible Employee shall automatically terminate on April 4, 2002 if such Eligible Employee is not an Active Employee (x) for a period of at least thirty (30) consecutive calendar days during the 180-day period commencing September 4, 2001 AND (y) for a period of at least sixty (60) consecutive calendar days during the 210-day period commencing September 4, 2001 (unless such Eligible Employee is serving as a Local Union Official during such period).

7.       TERMS OF THE STOCK OPTIONS.

         (a) OPTION EXERCISE PRICE. The per share exercise price of each Stock Option granted under the Plan shall be 100% of the Fair Market Value of a share of the Common Stock on the date of the grant of such Stock Option.

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         (b)      OPTION TERM. Each Stock Option granted under the Plan shall have a term of ten years (subject to early termination in accordance with the Plan and/or the Grant Agreement) and shall expire (unless theretofore exercised or terminated as provided for at Section 6 or Section 8 of the Plan or in the relevant grant agreement) on the tenth anniversary of the date of grant of such Stock Option.

         (c) CONDITIONAL VESTING. Each Stock Option granted shall vest, subject to the provisions of Section 6, Section 7(d) and
                  Section 8 of the Plan, in the Grantee in accordance with the following schedule:

                  (1) With respect to each Stock Option granted on December 4, 2000, when and to the extent the Stock Option becomes exercisable in accordance with Section 7(d)(1) of the Plan, and subject to the termination of the Stock Option pursuant to Section 6(a) of the Plan, if the Grantee has been continuously an Employee of the Company or a Designated Subsidiary since December 4, 2000:


                           (i) The Grantee shall be vested, subject to the provisions of Sections 6(a), 7(c)(3), 7(d)(1) and 8 of the Plan, in respect of 50% of the shares of Common Stock subject to the option granted pursuant to such Stock Option
                                    (x) on January 4, 2001 if the Grantee is an Active Employee on January 4, 2001 and the Stock Option is not thereafter terminated in accordance with Section 6(a) of the Plan OR
                                    (y) on July 5, 2001 if -- the Grantee was not an Active Employee on January 4, 2001 and the Grantee has been an Active Employee for at least sixty (60) consecutive calendar days during the 210-day period commencing December 5, 2000 (unless the Grantee is serving as a Local Union official during such period).

                           (ii) The Grantee shall be vested, subject to the provisions of Sections 6(a), 7(c)(3), 7(d)(1) and 8 of the Plan and to any prior exercises of the Stock Option, in respect of 25% of the shares of Common Stock subject to the option granted pursuant to such Stock Option (x) on January 4, 2002 if the Grantee is an Active Employee on January 4, 2002 and the Grantee is vested under Section 7(c)(1)(i) of the Plan, OR
                           (y) on August 4, 2002 if the Grantee was not an Active Employee on January 4, 2002 and the Grantee
                           (A) has vested under Subsection 7(c)(l)(i) of the Plan and (B) has been an Active Employee for at least thirty (30) consecutive calendar days during the 180-day period commencing January 5, 2002 (unless the Grantee is serving as a Local Union official during such period).

                           (iii) The Grantee shall be vested, subject to the provisions of Sections 6(a), 7(c)(3), 7(d)(1) and 8 of the Plan and to any prior exercises of the Stock Option, in respect of 25% of the shares of Common Stock subject to the option granted pursuant to such Stock Option (x) on January 4, 2003 if the Grantee is an Active Employee on January 4, 2003 and the Grantee is vested under Section 7(c)(1)(i) of the Plan, OR
                           (y) on August 4, 2003 if the Grantee was not an Active Employee on January 4, 2003 and the Grantee
                           (A) has vested in accordance with Subsection
                           (7)(c)(1)(i)

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                           of the Plan (whether or not vesting occurred under
                           Subsection 7(c)(ii) of the Plan) and (B) has been an Active Employee for at least thirty (30) consecutive calendar days during the 180-day period commencing January 5, 2003 (unless the Grantee is serving as a Local Union official during such period).

                  (2) With respect to each Stock Option granted on September 3, 2001, when and to the extent the Stock Option becomes exercisable in accordance with Section 7(d)(2) of the Plan, and subject to the termination of the Stock Option pursuant to Section 6(b) of the Plan, if the Grantee has been continuously an Employee of the Company or a Designated Subsidiary since September 3, 2001:

                           (i) The Grantee shall be vested, subject to the provisions of Sections 6(b), 7(c)(3), 7(d)(2) and 8 of the Plan, in respect of 50% of the shares of Common Stock subject to the option granted pursuant to such Stock Option (x) on October 3, 2001 if the Grantee is an Active Employee on October 3, 2001 and the Stock Option is not thereafter terminated in accordance with Section 6(b) of the Plan, OR (y) on April 4, 2002 if the Grantee was not an Active Employee on October 3, 2001 and the Grantee has been an Active Employee for at least sixty (60) consecutive calendar days during the 210-day period commencing September 4, 2001 (unless the Grantee is serving as a Local Union official during such period).

                           (ii) The Grantee shall be vested, subject to the provision of Sections 6(b), 7(c)(3), 7(d)(2) and 8 of the Plan and to any prior exercises of the Stock Option, in respect of 50% of the shares of Common Stock subject to the option granted pursuant to such Stock Option (x) on October 3, 2002 if the Grantee is an Active Employee on October 3, 2002 and the Grantee is vested under Section 7(c)(2)(i) of the Plan, OR
                           (y) on April 4, 2003 if the Grantee was not an Active Employee on October 3, 2002 and the Grantee (A) has vested under Subsection 7(c)(2)(i) of the Plan and
                           (B) has been an Active Employee for at least thirty
                           (30) consecutive calendar days during the 180-day period, commencing October 3, 2002 (unless the Grantee is serving as a Local Union official during such period).

                  (3) Upon the vesting of a Stock Option as specified in Sections 7(c)(1) and 7(c)(2) of the Plan, the Grantee of such Stock Option shall have the right to exercise the Stock Option when and to the extent such Stock Option becomes exercisable in accordance with Sections 7(d)(1) and 7(d)(2), respectively, so long as the Grantee has been continuously an Employee from the date the Stock Option was granted through the date of the exercise of such Stock Option. If a Grantee fails to vest in respect of any percentage of the shares granted pursuant to Section 6 of the Plan due to a Grantee's failure to satisfy any of the vesting requirements of Section 7(c)(1) or 7(c)(2) of the Plan, as the case may be, then the Stock Option shall terminate with respect to the shares of Common Stock subject to such Stock Option in respect of which the vesting requirements were not satisfied; provided that, if a Grantee shall fail to satisfy the vesting conditions specified in Section 7(c)(1)(i) or
                           Section 7(c)(2)(i) of the Plan, as applicable, the

                           Stock Option of Grantee shall automatically terminate in its entirety on June 5, 2001 or September 4, 2001, respectively.

         (d) EXERCISABILITY. If the Grantee of a Stock Option has been continuously an Employee from and after the date the Stock Option was granted and (x) if the Stock Option was not automatically terminated in accordance with Section 6(a) or
                  Section 6(b) of the Plan, as the case may be, and (y) if and to the extent such Stock Option shall have vested in accordance with Section 7(c) of the Plan, the Grantee of such Stock Option shall be entitled to exercise, subject to the limitations set forth at Sections 6, 7(b), 7(c)(3) and 8 of the Plan, such Stock Option in accordance with the following schedule:

                  (1) With resect to each Stock Option granted on December 4, 2000:

                           (i) On and after December 4, 2001, such Stock Option will be exercisable to the extent of the 50% of the shares of Common Stock subject to the option granted pursuant to such Stock Option that vest in accordance with Section 7(c)(1)(i) of the Plan.

                           (ii) On and after December 4, 2002, such Stock Option will be exercisable to the extent of the 25% of the shares of Common Stock subject to the option granted pursuant to such Stock Option that vest in accordance with Section 7(c)(1)(ii) of the Plan.

                           (iii) On and after December 4, 2003, such Stock Option will be exercisable to the extent of the 25% of the shares of Common Stock subject to the option granted pursuant to such Stock Option that vest in accordance with Section 7(c)(1)(iii) of the Plan.

                  (2) With respect to each Stock Option granted on September 3, 2001:

                           (i) On and after September 3, 2002, such Stock Option will be exercisable to the extent of the 50% of the shares of Common Stock subject to the option granted pursuant to such Stock Option that vest in accordance with Section 7(c)(2)(i) of the Plan.

                           (ii) On and after September 3, 2003, such Stock Option will be exercisable to the extent of the 50% of the shares of Common Stock subject to the option granted pursuant to such Stock Option that vest in accordance with Section 7(c)(2)(ii) of the Plan.

         (e) CONDITIONS TO EXERCISE. At the time of each exercise of a Stock Option: (i) the Grantee shall have been continuously an Employee from the date such Stock Option was granted through the earlier of (A) date of the exercise of such Stock Option,
                  (B) the date of the Grantee's Retirement, or (C) the date of the Grantee's death; (ii) the vesting requirements of Sections 7(c) of the Plan applicable to such Stock Option shall have been satisfied in respect of the shares of Common Stock then being purchased pursuant to the exercise of such Stock Option; and (iii) the Stock Option shall be exercisable as provided at
                  Section 7(d)(1) of the Plan or Section 7(d)(2) of the Plan, as applicable, in respect of the shares of Common

                  Stock then being purchased pursuant to the exercise of such Stock Option. If any shares of Common Stock subject to a Stock Option granted to a Grantee do not vest in the Grantee at the time or times provided in the applicable subsection of Section 7(c), then the Grantee shall not be entitled to exercise the Stock Option at any time in respect of the shares of Common Stock that did not vest in accordance with such applicable subsection of Section 7(c) of the Plan.

8.       EXERCISE FOLLOWING EMPLOYMENT.

         (a) RETIREMENT. If a Grantee has been continuously an Employee from the date his or her Stock Option was granted through the date of his or her Retirement, then following Retirement such Grantee may exercise his or her Stock Option at any time during the remainder of the term of the Stock Option with respect to that number of shares of Common Stock that were vested under Section 7(c) of the Plan at the date of the Grantee's Retirement.

         (b) DEATH. If a Grantee has been continuously an Employee from the date his or her Stock Option was granted through the earlier of the date of his or her Retirement or the date of his or her death, then in the event of the death of the Grantee, the legal representative of Grantee may exercise such Stock Option with respect to that number of shares of Common Stock that were vested under Section 7(c) of the Plan at the date of Grantee's death (or, if earlier, the date of the Grantee's Retirement) at any time up to three years after the Grantee's date of death, but in no event more than ten years after the date the Stock Option was granted.

         (c) OTHER TERMINATION OF EMPLOYMENT. Except as provided in Subsections (a) and (b) of this Section 8, no Stock Option shall be exercisable after the Grantee ceases to be a Bargaining Unit Employee.

9. METHOD OF EXERCISE. A Stock Option may be exercised, in whole or in part, by the Grantee (or his or her legal representative, if permitted by the Plan) giving written notice of exercise to the Company (or to an agent of the Company designated in writing to the Grantee), specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, plus any required withholding taxes, or by documents necessary to effect the simultaneous exercise of the Stock Option and the sale of the shares of Common Stock thereby acquired pursuant to a brokerage or similar arrangement approved in advance by the Committee and authorizing the use of the proceeds from such sale to pay to the Company the exercise price and withholding taxes.

10. NON-TRANSFERABILITY OF STOCK OPTIONS. No Stock Option granted, and no right or interest therein, shall be (i) assignable, alienable or transferable by a Grantee, except by will or the laws of descent and distribution, or (ii) subject to any obligation, or the lien or claims of any creditor, of a Grantee, or (iii) subject to any lien, encumbrance or claim of any party made in respect of or through any Grantee, however arising. During the lifetime of a Grantee, the Stock Option shall be exercisable only by, and shares of Common Stock issued upon the exercise of Stock Option will be issued only to, the Grantee or his or her legal representative.

11. AMENDMENT AND TERMINATION. The Board of Directors may at any time and from time to time amend the Plan. The Board of Directors may at any time terminate the Plan; provided, however, that no termination of the Plan shall affect Stock Options outstanding on the date of such termination.

12.      MISCELLANEOUS.

         (a) WITHHOLDING TAXES. All Stock Options granted under the Plan are made subject to any and all applicable withholding for taxes of any kind. The Company shall have the right to deduct from any delivery of shares of Common Stock to be made under the Plan, all federal, state, city, local or foreign taxes of any kind required by law to be withheld with respect to such payment and to take such other actions as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Company shall have the right to require a Grantee to pay cash to satisfy withholding taxes as a condition to the issuance of any shares of Common Stock under the Plan.

         (b) NO RIGHT TO EMPLOYMENT. Neither the adoption of the Plan nor the grant of any Stock Option shall confer upon any Grantee, any Employee or any other person any right to continued employment with the Company or any subsidiary of the Company, nor shall it interfere in any way with the right of the Company or any subsidiary of the Company to terminate the employment of any Grantee, any Employee or any other person at any time, with or without cause.

         (c) UNFUNDED PLAN. The Plan shall be unfunded. Any liability of the Company to any person with respect to any Stock Option granted under the Plan shall be based solely upon any contractual obligation that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company or any of its subsidiaries.

         (d) OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS. Any benefits received by a Grantee under the Plan shall not be deemed a part of such Grantee's regular, recurring compensation and shall not be included in, nor have any effect on, the determination of benefits under any pension or other employee benefit plan or similar arrangement provided by the Company or any of its subsidiaries. Payments and benefits provided to any Employee under any other plan or agreement shall be governed solely by the terms of such other plan or agreement.

         (e) SECURITIES LAW RESTRICTIONS. In no event shall the Company be obligated to issue or deliver any shares of Common Stock if such issuance or delivery shall constitute a violation of any provision of any law or regulation of any government, any governmental agency or authority, or any securities exchange. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with all applicable Federal and state securities laws and regulations and all requirements of any securities exchange on which shares of the Common Stock are listed.

         (f) GRANT AGREEMENTS. Each Eligible Employee receiving a Stock Option under the Plan shall enter into a grant agreement with the Company in the form, appropriately competed, of Annex I or Annex II, as applicable, or in such other form of grant agreement as shall be approved by the Board of Directors.

         (g) SEVERABILITY. In the event any provision of the Plan shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the remaining provisions of the Plan.

         (h) GOVERNING LAW. The Plan shall be governed by and construed in accordance with the laws of the State of Ohio.

                                     ANNEX I
                                       TO
                       THE GOODYEAR TIRE & RUBBER COMPANY
                              STOCK OPTION PLAN FOR
            HOURLY BARGAINING UNIT EMPLOYEES AT DESIGNATED LOCATIONS
                             FORM OF GRANT AGREEMENT
                            (DECEMBER 4, 2000 GRANT)

                       THE GOODYEAR TIRE & RUBBER COMPANY

                          STOCK OPTION GRANT AGREEMENT

The Directors of The Goodyear Tire & Rubber Company (the "Company") adopted The Goodyear Tire & Rubber Company Stock Option Plan for Hourly Bargaining Unit Employees at Designated Locations (the "Plan") on and effective as of December 4, 2000. A copy of the Plan is attached. In accordance with the Plan, the Company pursuant to this Stock Option Grant Agreement (this "Grant Agreement") hereby grants to the Employee designated below an option to purchase shares of the Common Stock, without par value, of the Company (the "Common Stock"), on the terms and conditions specified in this Grant Agreement and in the Plan.

          Stock Option Granted To:

                              SSN:

                       Grant Date:        December 4, 2000

  Number of Shares of Common Stock
     covered by this Stock Option:

    Stock Option Exercise/Purchase
                             Price
                        Per Share:

     Stock Option Expiration Date:        December 4, 2010

   Stock Option Exercise Schedule:  50% of the shares beginning December 4, 2001
                                    25% of the shares beginning December 4, 2002
                                    25% of the shares beginning December 4, 2003

This Stock Option is subject to termination prior to December 4, 2010 in accordance with paragraphs 3, 4, 6 and/or 7 of this Grant Agreement. The conditional vesting schedule is set forth at paragraph 5 of this Grant Agreement. This Stock Option will also terminate if and to the extent that the conditional vesting requirements specified in Section 7 of the Plan and in this Grant Agreement are not satisfied.

This Stock Option is granted pursuant to, and is subject to the terms and conditions of, this Grant Agreement and the Plan. Capitalized terms used herein but not defined herein shall have the meanings given them in the Plan.

December 4, 2000                      The Goodyear Tire & Rubber Company

                                      By:



By my signature below, I hereby acknowledge receipt of this Stock Option, as granted on December 4, 2000 and shown above, which has been issued to me under the terms and conditions of the Plan and this Grant Agreement. I acknowledge that I have read and understand the terms and conditions of the Plan and this Grant Agreement. I further acknowledge, agree to and accept all of the terms and conditions of the Plan and this Grant Agreement.

Signature:__________________________               Date:___________________

1. THE STOCK OPTION. The non-qualified stock option for the number of shares of Common Stock indicated on the preceding page is granted to you (your "Stock Option") under, and is governed by the terms and conditions of, the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of your Stock Option constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. Your Stock Option may be exercised only in accordance with the Plan and at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement and in the Plan, including any rule or regulation adopted by the Committee.

2. METHOD OF EXERCISE. You may exercise the Stock Option granted to you pursuant to this Grant Agreement only through a cash payment in the amount of the full option exercise price of the shares being purchased; provided, that, if previously authorized and announced by the Company, you may submit documents designated by the Company, duly completed and executed, that will effect a simultaneous exercise of your Stock Option and sale of the shares of Common Stock to be acquired upon such exercise pursuant to a Company approved brokerage or similar arrangement, which documents shall authorize the use of the proceeds from such sale to pay the option exercise price, together with all withholding taxes, to the Company. Any exercise of your Stock Option shall be by written notice to the Company (or to such person and at such address as the Company shall designate to you in writing) stating the number of shares of Common Stock then to be purchased, accompanied with the payment or, if permitted by the Company, appropriate documentation, duly completed and signed, providing for the simultaneous exercise and sale of the shares of Common Stock then being acquired through an approved brokerage or similar arrangement and the payment of the option exercise price and withholding taxes to the Company. You will be required to meet the tax withholding obligations arising from any exercise of your Stock Option.

3. CONTINUOUS EMPLOYMENT. As further consideration for your Stock Option, you must remain continuously an Employee of the Company or a Designated Subsidiary from December 4, 2000 through the dates your Stock Option becomes exercisable, as set forth on page one of this Grant Agreement, before you will be entitled to exercise the indicated portion (or any part thereof) of your Stock Option, subject to the provisions of paragraphs 4 and 6 of this Grant Agreement and of paragraph 7 of this Grant Agreement in the event of your Retirement or death.

4. ACTIVE EMPLOYMENT REQUIREMENT. If you are not an Active Employee (defined as a full time Employee on the active payroll of the Company or a Designated Subsidiary) for a period of at least thirty (30) consecutive calendar days during the 180-day period commencing on December 5, 2000 and for a period of at least sixty (60) consecutive calendar days during the 210-day period commencing on December 5, 2000 (unless you are serving as a Local Union official during said period), your Stock Option shall automatically terminate on July 5, 2001.

5. CONDITIONAL VESTING. Except as provided at paragraphs 3, 4, 6, 7 and 8 of this Grant Agreement and at Sections 6(a), 7(c)(1) and (3), 7(d)(1), 7(e) and 8 of the Plan, if you have been continuously an Employee since December 4, 2000:

         (i) You will be vested in 50% of the shares of Common Stock subject to the option granted by your Stock Option, if the Stock Option is not terminated in accordance with Sections 6(a), 7(c)(1) or 7(c)(3) of the Plan and/or paragraph 4 of this Grant Agreement, on (x) January 4, 2001 if you are an Active Employee on January 4, 2001, OR (y) on July 5, 2001 if you are not an Active Employee on January 4, 2001 and you are an Active Employee for at least sixty (60) consecutive calendar days during the 210-day period commencing December 5, 2000.

         (ii) You will be vested in 25% of the shares of Common Stock subject to the option granted by your Stock Option, if the Stock Option has vested in accordance with Section 7 (c)(1)(i) of the Plan and clause (i) of this paragraph 5, on (x) January 4, 2002 if you are an Active Employee on January 4, 2002, OR (y) on July 5, 2002 if you are not an Active Employee on January 4, 2002 and you are an Active Employee for at least thirty (30) consecutive calendar days during the 180-day period commencing January 4, 2002.

         (iii) You will be vested in an additional 25% of the shares of Common Stock subject to the option granted by your Stock Option, if this Stock Option has vested in accordance with
                  Section 7(c)(1)(i) of the Plan and clause (i) of this paragraph 5, on (x) January 4, 2003 if you are an Active Employee on January 4, 2003, or (y) on July 5, 2003 you are not an Active Employee on January 4, 2002 and you are an Active Employee for at least thirty (30) consecutive calendar days during the 180-day period commencing January 4, 2003.


6. CONDITIONS TO EXERCISE. (a) You must be, and must at all times on and after the Grant Date continuously have been, an Employee in order to exercise your Stock Option, except as provided at paragraph 7 of this Grant Agreement in the event of your Retirement or death.

         (b) Subject to the conditions set forth at paragraphs 3, 4, 5, 6(a), 7 and 8 of this Grant Agreement and at Sections 6(a), 7(c)(1) and (3), 7(d)(1), 7(e) and 8 of the Plan, your Stock Option shall be exercisable:

                  (i) Beginning December 4, 2001 in respect of the 50% of the shares of Common Stock subject to the option granted by your Stock Option that are scheduled to vest on or before July 5, 2001, if you have vested in such shares on or before July 5, 2001 in accordance with clause (i) of paragraph 5 of this Grant Agreement and Section 7(c)(1)(i) of the Plan.

                  (ii) Beginning December 4, 2002 in respect of the 25% of the shares of Common Stock subject to the option granted by your Stock Option that are scheduled to vest on or before August 4, 2002, if you have vested in such shares on or before August 4, 2002 in accordance with clause (ii) of paragraph 5 of this Grant Agreement and Section 7(c)(1)(ii) of the Plan.

                  (iii) Beginning December 4, 2003 in respect of the 25% of the shares of Common Stock subject to the option granted by your Stock Option that are scheduled to vest on or before August 4, 2003, if you have vested in such shares on or before August 4, 2003 in accordance with clause (iii) of paragraph 5 of this Grant Agreement and Section 7(c)(1)(iii) of the Plan.

7. EXERCISE FOLLOWING EMPLOYMENT. (a) Retirement. If your Stock Option has not been terminated pursuant to paragraph 4 of this Grant Agreement and you have been continuously an Employee from December 4, 2000 until your Retirement (as defined in the Plan), then you may, at any time and from time to time through December 4, 2010, exercise your Stock Option in respect of that number of shares that were vested under paragraph 5 of this Grant Agreement and Section 7(c)(1) of the Plan at the date of your Retirement.

         (b) Death. If your Stock Option has not been terminated pursuant to paragraph 4 of this Grant Agreement and you were continuously an Employee from December 4, 2000 through the date of your death or the date of your Retirement, whichever first occurs, then, in the event of your death, your legal representative may exercise your Stock Option in respect of that number of shares of Common Stock that were vested under paragraph 5 of this Grant Agreement and Section 7(c)(1) of the Plan at the date of your death, or, if earlier, your Retirement, at any time up to three years after the date of your death, but in no event after December 4, 2010. In the event of your death, your Stock Option may be exercised by the person or persons to whom your rights in your Stock Option passed by your will or according to the laws of descent and distribution.

         (c) Other Termination of Employment. If you cease to be an Employee for any other reason whatsoever, this Stock Option shall automatically terminate when you cease to be an Employee. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

8. TERM OF STOCK OPTION. Your Stock Option shall not in any event be exercisable after December 4, 2010, and, to the extent not exercised, shall automatically terminate at the close of business on that date.

9. DELIVERY OF CERTIFICATES. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at such place acceptable to the Company as may be designated by you.

10. STOCK OPTION NOT TRANSFERABLE. Your Stock Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable during your lifetime only by you.

11. NO RIGHTS TO OTHERS; OHIO LAW GOVERNS. All rights conferred upon you under the provision of this Grant Agreement are personal and no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company. This agreement shall be governed by, and shall be construed and shall take effect in accordance with, the laws of the State of Ohio.

12. NOTICES. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered or mailed to you at the address on record with the Human Resources Division of the Company. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Global Labor Relations Department (No.
         103A) of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Global Labor Relations Department (No. 103A) at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice to the other, change its address for receipt of notice.

                                    ANNEX II
                                       TO
                       THE GOODYEAR TIRE & RUBBER COMPANY
                              STOCK OPTION PLAN FOR
            HOURLY BARGAINING UNIT EMPLOYEES AT DESIGNATED LOCATIONS
                             FORM OF GRANT AGREEMENT
                            (SEPTEMBER 3, 2001 GRANT)

                       THE GOODYEAR TIRE & RUBBER COMPANY

                          STOCK OPTION GRANT AGREEMENT

The Directors of The Goodyear Tire & Rubber Company (the "Company") adopted The Goodyear Tire & Rubber Company Stock Option Plan for Hourly Bargaining Unit Employees at Designated Locations (the "Plan") on and effective as of December 4, 2000. A copy of the Plan is attached. In accordance with the Plan, the Company pursuant to this Stock Option Grant Agreement (this "Grant Agreement") hereby grants to the Employee designated below an option to purchase shares of the Common Stock, without par value, of the Company (the "Common Stock"), on the terms and conditions specified in this Grant Agreement and in the Plan.

          Stock Option Granted To:

                              SSN:

                       Grant Date:               September 3, 2001

  Number of Shares of Common Stock
     covered by this Stock Option:

    Stock Option Exercise/Purchase
                             Price
                        Per Share:

      tock Option Expiration Date:               September 3, 2011

   Stock Option Exercise Schedule: 50% of the shares beginning September 3, 2002
                                   50% of the shares beginning September 3, 2003

This Stock Option is subject to termination prior to September 3, 2011 in accordance with paragraphs 3, 4, 6 and/or 7 of this Grant Agreement. The conditional vesting schedule is set forth at paragraph 5 of this Grant Agreement. This Stock Option will also terminate if and to the extent that the conditional vesting requirements specified in Section 7 of the Plan and in this Grant Agreement are not satisfied.

This Stock Option is granted pursuant to, and is subject to the terms and conditions of, this Grant Agreement and the Plan. Capitalized terms used herein but not defined herein shall have the meanings given them in the Plan.

September 3, 2001                 The Goodyear Tire & Rubber Company

                                  By:


By my signature below, I hereby acknowledge receipt of this Stock Option, as granted on September 3, 2001 and shown above, which has been issued to me under the terms and conditions of the Plan and this Grant Agreement. I acknowledge that I have read and understand the terms and conditions of the Plan and this Grant Agreement. I further acknowledge, agree to and accept all of the terms and conditions of the Plan and this Grant Agreement.

Signature:__________________________           Date:___________________

8. THE STOCK OPTION. The non-qualified stock option for the number of shares of Common Stock indicated on the preceding page is granted to you (your "Stock Option") under, and is governed by the terms and conditions of, the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of your Stock Option constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. Your Stock Option may be exercised only in accordance with the Plan and at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement and in the Plan, including any rule or regulation adopted by the Committee.

9. METHOD OF EXERCISE. You may exercise the Stock Option granted to you pursuant to this Grant Agreement only through a cash payment in the amount of the full option exercise price of the shares being purchased; provided, that, if previously authorized and announced by the Company, you may submit documents designated by the Company, duly completed and executed, that will effect a simultaneous exercise of your Stock Option and sale of the shares of Common Stock to be acquired upon such exercise pursuant to a Company approved brokerage or similar arrangement, which documents shall authorize the use of the proceeds from such sale to pay the option exercise price, together with all withholding taxes, to the Company. Any exercise of your Stock Option shall be by written notice to the Company (or to such person and at such address as the Company shall designate to you in writing) stating the number of shares of Common Stock then to be purchased, accompanied with the payment or, if permitted by the Company, appropriate documentation, duly completed and signed, providing for the simultaneous exercise and sale of the shares of Common Stock then being acquired through an approved brokerage or similar arrangement and the payment of the option exercise price and withholding taxes to the Company. You will be required to meet the tax withholding obligations arising from any exercise of your Stock Option.

10. CONTINUOUS EMPLOYMENT. As further consideration for your Stock Option, you must remain continuously an Employee of the Company or a Designated Subsidiary from September 3, 2001 through the dates your Stock Option becomes exercisable, as set forth on page one of this Grant Agreement, before you will be entitled to exercise the indicated portion (or any part thereof) of your Stock Option, subject to the provisions of paragraphs 4 and 6 of this Grant Agreement and of paragraph 7 of this Grant Agreement in the event of your Retirement or death.

11. ACTIVE EMPLOYMENT REQUIREMENT. If you are not an Active Employee (defined as a full time Employee on the active payroll of the Company or a Designated Subsidiary) for a period of at least thirty (30) consecutive calendar days during the 180-day period commencing on September 4, 2001 and for a period of at least sixty (60) consecutive calendar days during the 210-day period commencing on September 4, 2001 (unless you are serving as a Local Union official during said period), your Stock Option shall automatically terminate on April 4, 2002.

12. CONDITIONAL VESTING. Except as provided at paragraphs 3, 4, 6 and 7 of this Grant Agreement and at Sections 6(a), 7(c)(2) and (3), 7(d)(2), 7(e) and 8 of the Plan, if you have been continuously an Employee since September 3, 2001:

         (iv) You will be vested in 50% of the shares of Common Stock subject to the option granted by your Stock Option, if the Stock Option is not terminated in accordance with Sections 6(a), 7(c)(2) or 7(c)(3) of the Plan and/or paragraph 4 of this Grant Agreement, on (x) October 3, 2001 if you are an Active Employee on October 3, 2001, OR (y) on April 4, 2002 if you are not an Active Employee on October 3, 2001 and you are an Active Employee for at least sixty (60) consecutive calendar days during the 210-day period commencing September 4, 2001.

         (v) You will be vested in 50% of the shares of Common Stock subject to the option granted by your Stock Option, if the Stock Option is vested in accordance with Section 7 (c)(2)(i) of the Plan and clause (i) of this paragraph 5, on (x) October 3, 2002 if you are an Active Employee on October 3, 2002, OR
                  (y) on April 4, 2003 if you are not an

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                  Active Employee on October 3, 2002 and you are an Active
                  Employee for at least thirty (30) consecutive calendar days during the 180-day period commencing October 4, 2002.


13. CONDITIONS TO EXERCISE. (a) You must be, and must at all times on and after the Grant Date continuously have been, an Employee in order to exercise your Stock Option, except as provided at paragraph 7 of this Grant Agreement in the event of your Retirement or death.

         (c) Subject to the conditions set forth at paragraphs 3, 4, 5, 6(a) and 7 of this Grant Agreement and at Sections 6(b), 7(c)(2) and (3), 7(d)(2), 7(e) and 8 of the Plan, your Stock Option shall be exercisable:

                  (i) Beginning September 3, 2002 in respect of the 50% of the shares of Common Stock subject to the option granted by your Stock Option that are scheduled to vest on or before April 4, 2002, if you have vested in such shares on or before April 4, 2002 in accordance with clause (i) of paragraph 5 of this Grant Agreement and Section 7(c)(2)(i) of the Plan.

                  (ii) Beginning September 3, 2003 in respect of the 50% of the shares of Common Stock subject to the option granted by your Stock Option that are scheduled to vest on or before April 4, 2003, if you have vested in such shares on or before April 4, 2003 in accordance with clause (ii) of paragraph 5 of this Grant Agreement and Section 7(c)(2)(ii) of the Plan.

14. EXERCISE FOLLOWING EMPLOYMENT. (a) Retirement. If your Stock Option has not been terminated pursuant to paragraph 4 of this Grant Agreement and you have been continuously an Employee from September 3, 2001 until your Retirement (as defined in the Plan), then you may, at any time and from time to time through September 3, 2011, exercise your Stock Option in respect of that number of shares that were vested under paragraph 5 of this Grant Agreement and Section 7(c)(2) of the Plan at the date of your Retirement.

         (b) Death. If your Stock Option has not been terminated pursuant to paragraph 4 of this Grant Agreement and you were continuously an Employee from September 3, 2001 through the date of your death or the date of your Retirement, whichever first occurs, then, in the event of your death, your legal representative may exercise your Stock Option in respect of that number of shares of Common Stock that were vested under paragraph 5 of this Grant Agreement and Section 7(c)(2) of the Plan at the date of your death, or, if earlier, your Retirement, at any time up to three years after the date of your death, but in no event after September 3, 2011. In the event of your death, your Stock Option may be exercised by the person or persons to whom your rights in your Stock Option passed by your will or according to the laws of descent and distribution.

         (c) Other Termination of Employment. If you cease to be an Employee for any other reason whatsoever, this Stock Option shall automatically terminate when you cease to be an Employee. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

8. TERM OF STOCK OPTION. Your Stock Option shall not in any event be exercisable after September 3, 2011, and, to the extent not exercised, shall automatically terminate at the close of business on that date.

9. DELIVERY OF CERTIFICATES. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at such place acceptable to the Company as may be designated by you.

10. STOCK OPTION NOT TRANSFERABLE. Your Stock Option is not transferable by you otherwise than by will or the laws of descent and distribution and is exercisable during your lifetime only by you.

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

11. NO RIGHTS TO OTHERS; OHIO LAW GOVERNS. All rights conferred upon you under the provision of this Grant Agreement are personal and no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company. This agreement shall be governed by, and shall be construed and shall take effect in accordance with, the laws of the State of Ohio.

12. NOTICES. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered or mailed to you at the address on record with the Human Resources Division of the Company. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Global Labor Relations Department (No.
         103A) of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Global Labor Relations Department (No. 103A) at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice to the other, change its address for receipt of notice.

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